                          INCORPORATED UNDER THE LAWS
                           OF THE STATE OF DELAWARE

            COMMON                                        COMMON
            STOCK                                         STOCK

NUMBER                              DRILEX                              SHARES
                              INTERNATIONAL INC.

                           DRILEX INTERNATIONAL INC.


THIS CERTIFICATE IS TRANSFERABLE IN
DALLAS, TEXAS OR NEW YORK, NEW YORK.                    PAR VALUE $.01 PER SHARE



THIS CERTIFIES THAT                             CUSIP 262044 10 0
                                 SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS





is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                           DRILEX INTERNATIONAL INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Delaware and to all of the provisions of the Restated Certificate of Incorporation and the Bylaws of the Corporation, as amended from time to time (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the seal of the Corporation and the signatures of its duly authorized officers.


Dated:
                                 COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                   TRANSFER AGENT AND REGISTRAR

                                 BY

                                                            AUTHORIZED SIGNATURE



/s/ JOHN FORREST                        /s/ G. BRUCE BROUSSARD
PRESIDENT AND CHIEF EXECUTIVE OFFICER   SECRETARY



               [SEAL OF DRILEX INTERNATIONAL INC. APPEARS HERE]

                           DRILEX INTERNATIONAL INC.

  The Corporation is authorized to issue Common Stock, par value $.01 per share. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine the powers, designations, preferences and relative, participating, optional or other rights between classes of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. The Corporation will furnish without charge to each stockholder who so requests a full statement of the foregoing as established from time to time by the Restated Certificate of Incorporation of the Corporation and by any certificate of designation. Any such request should be made to the Secretary of the Corporation at the offices of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM-as tenants in common
  TEN ENT-as tenants by the entireties
  JT TEN -as joint tenants with right
          of survivorship and not as
          tenants in common


 UNIF GIFT MIN ACT-           Custodian
                     ---------         ----------
                       (Cust)            (Minor)
                     Under Uniform Gifts to Minors
                       Act
                           ----------------------
                                 (State)
 UNIF TRF MIN ACT -       Custodian (until age    )
                   -------                    ----
                   (Cust)
                          Under Uniform Transfer
                   -------
                   (Minor)
                   to Minors Act -----------------
                                    (State)


    Additional abbreviations may also be used though not in the above list.

  For Value Received,                     hereby sell, assign and transfer unto
                     ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- ---------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

                                                                          Shares
- --------------------------------------------------------------------------
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- -------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated
     -------------------------

                               X
           NOTICE:              -----------------------------------------------
    THIS SIGNATURE(S) TO                          (SIGNATURE)
    THIS ASSIGNMENT MUST
    CORRESPOND WITH THE        X
    NAME(S) AS WRITTEN          -----------------------------------------------
    UPON THE FACE OF THE                          (SIGNATURE)
    CERTIFICATE IN EVERY
    PARTICULAR WITHOUT
    ALTERATION OR EN-          ------------------------------------------------
    LARGEMENT OR ANY    ----}   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
    CHANGE WHATEVER.            ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                                SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                                TO S.E.C. RULE 17Ad-15.
                               -------------------------------------------------
                                SIGNATURE(S) GUARANTEED BY:


                               -------------------------------------------------